ACQUISITIONS AND INTANGIBLE ASSETS, NET - Finite-Lived Intangible Asset Expected Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Business Combination and Asset Acquisition [Abstract]
2022	$ 247,593
2023	227,296
2024	227,919
2025	224,946
2026	213,389
Thereafter	1,470,268
Total	$ 2,611,411	$ 0